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                                                                    EXHIBIT 10.3


                         REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of ________________, 1997, is between FIRST SIERRA FINANCIAL, INC., a Delaware corporation (the "Company"), and each of the undersigned stockholders (each a "Holder").

                              W I T N E S S E T H:

         WHEREAS, the Company has undertaken to participate in an initial public offering (the "Offering") of shares of common stock, par value $.01 per share (the "Common Stock") of the Company; and

         WHEREAS, after the Offering, each Holder will own a substantial number of shares of Common Stock; and

         WHEREAS, the Common Stock will be registered under Section 12 of the Securities and Exchange Act of 1934 (the "Exchange Act"); and

         WHEREAS, under the provisions of the Securities Act of 1933 (the "Securities Act") and the General Rules and Regulations promulgated by the Securities and Exchange Commission (the "SEC") thereunder, each Holder is or may be limited in the manner of selling the shares of Common Stock owned by each Holder, absent registration under the Securities Act of the sale of such shares or the availability of another exemption from the registration requirements of the Securities Act; and

         WHEREAS, the Holders are parties to a Stockholders Agreement dated as of June 3, 1994 and the Holders desire to replace such Stockholders Agreement with this Registration Rights Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         1.      Demand Registration.

                 (A) Request for Registration. As used in this Agreement, "Restricted Stock" shall mean all shares of Common Stock owned by the Holders after the Offering, together with any securities issued or issuable with respect to any such Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, or otherwise. As to any particular shares of Restricted Stock, such securities shall cease to be Restricted Stock when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities shall have been distributed to the public pursuant





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         to Rule 144 (or any successor provision) under the Securities Act, (c)
         such securities shall have been otherwise transferred, new certificates representing such securities not bearing a legend restricting transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any similar state law then in force, (d) such securities shall have ceased to be outstanding, or (e) the Holder or Holders thereof shall agree in writing to terminate this Agreement (each Holder and any permitted assignee of such Holder's rights and duties hereunder are referred to herein as the "Holders" or individually as a "Holder"). Subject to the conditions and limitations set forth in
         Section 4 of this Agreement, at any time after the Offering, each of Redstone Group, Ltd. ("Redstone") and Thomas J. Depping ("Depping") may make a written request for registration under the Securities Act of all or part of its or their Restricted Stock pursuant to this
         Section 1 (a "Demand Registration"), provided that at least 400,000 shares of Restricted Stock shall be registered in such offering. Such request will specify the aggregate number of shares of Restricted
         Stock proposed to be sold and will also specify the intended method of disposition thereof. Within ten days after receipt of such request, the Company will give written notice of such registration request to all other Holders of Restricted Stock and include, subject to the provisions of Section 1(B) hereof, in such registration all Restricted Stock with regard to which the Company has received written requests for inclusion therein within 15 business days after the receipt by the applicable Holders of the Company's notice. Each such request will also specify the aggregate number of shares of Restricted Stock to be registered and the intended method of disposition thereof. The
         Company may delay for a maximum of 90 days the filing of a registration statement upon request from a Holder pursuant to this
         Section 1 when, it its good faith judgment the Company reasonably believes that the filing thereof at the time requested, or the offering of securities pursuant thereto, would materially and adversely affect a pending or proposed public offering of securities of the Company, an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction relating to the Company or negotiations, discussions or pending proposals with respect thereto or require premature disclosure of information not otherwise required to be disclosed to the potential detriment of the Company.

                 (B)      Priority on Demand Registrations.   If a registration
         pursuant to this Section 1 involves an underwritten offering and the managing underwriter shall advise the Company that, in its judgment, the number of shares proposed to be included in such offering should be limited due to market conditions, then the Company will promptly so advise each Holder of Restricted Stock that has requested registration, and the shares of the Company to be included in the offering, in any, shall first be excluded from such offering to the extent necessary to meet such limitation; and if further exclusions are necessary to meet such limitation, the shares shall be excluded in the following order until such limitation has been met: (i) Restricted Stock requested to be registered pursuant to Section 1(A) held by Holders other than Depping or Redstone shall be excluded pro rata, based on the respective numbers of shares of Common Stock as to which registration shall have been requested by such Holders, and (ii) Restricted Stock requested to be registered pursuant to Section 1(A) by Depping and Redstone shall be excluded pro rata, based on the respective numbers of shares of Common Stock as to which registration has been requested by such Holders. To the




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         extent shares of Restricted Stock so requested to be registered by
         Depping or Redstone are excluded from such offering, then Depping and/or Redstone, as the case may be, shall have the right to one additional Demand Registration under this Section with respect to such Restricted Stock, provided that the failure of such Restricted Stock to be registered is through no fault of such Holder.

                 (C) Selection of Underwriters and Counsel. The Company will select and obtain the services of the investment banker or investment bankers and manager or managers that will administer the offering and the counsel to such investment bankers and managers; provided that such investment bankers, managers and counsel must be approved by the Holders of a majority in number of the shares of Restricted Stock to be registered, which approval shall not be unreasonably withheld.

         2. Piggyback Registration. If the Company proposes to file a registration statement under the Securities Act with respect to an offering for its own account of any class of its equity securities (other than a registration statement on Form S-8 (or any successor form) or any other registration statement relating solely to director and/or employee benefit plans or filed in connection with an exchange offer, a transaction to which Rule 145 (or any successor rule) under the Securities Act applies, a transaction relating solely to an exchange offering, a transaction relating solely to an acquisition of assets or property for securities or an offering of securities solely to the Company's existing stockholders), then the Company shall in each case give written notice of such proposed filing to the Holders of Restricted Stock as soon as practicable (but no later than 15 business days) before the anticipated filing date, and such notice shall offer such Holders the opportunity to register such number of shares of Restricted Stock as each such Holder may request. Each Holder of Restricted Stock desiring to have such holder's Restricted Stock included in such registration statement shall so advise the Company in writing within five business days after the date of the Company's notice, setting forth the amount of such Holder's Restricted Stock for which registration is requested. If the Company's offering is to be an underwritten offering, the Company shall, subject to the further provisions of this Agreement, use its reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Holders of the Restricted Stock requested to be included in the registration for such offering to include such securities in such offering on the same terms and conditions as any similar securities of the Company included therein. Moreover, if the registration of which the Company gives notice does involve an underwriting, the right of each Holder to registration pursuant to this Section 2 shall, unless the Company otherwise agrees, be conditioned upon such Holder's participation as a seller in such underwriting and its execution of an underwriting agreement with the managing underwriter or underwriters selected by the Company. Notwithstanding the foregoing, if the managing underwriter of such offering advises the Company that the total number of shares of Common Stock which the Holders, other than the Company, intend to include in such offering will in the good faith opinion of such managing underwriter adversely affect the terms or pricing of such offering, then the number of shares of Common Stock to be offered for the account of the Holders shall be reduced on a pro rata basis based on the number of shares proposed to be sold by the Holders to the extent necessary to reduce the total number of shares of Common Stock to be included in such offering for the Holders other than the Company to the number of shares recommended by such managing underwriter. Any Restricted Stock excluded from an underwriting shall be withdrawn from




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registration and shall not, without the consent of the Company and the manager of the underwriting, be transferred in a public distribution prior to the earlier of 90 days (or such other shorter period of time as the manager of the underwriting may require) after the effective date of the registration statement or 120 days after the date the Holders of such Restricted Stock are notified of such exclusion.

         3. Registration Procedures. Whenever, pursuant to Section 1 or 2, any of the Holders of Restricted Stock has requested that any Restricted Stock be registered, the Company will, subject to the provisions of Section 4, use all reasonable efforts to effect the registration and the sale of such Restricted Stock in accordance with the intended method of disposition thereof as promptly as practicable, and in connection with any such request, the Company will:

                 (A) in connection with a request pursuant to Section 1, prepare and file with the SEC, not later than 60 days after receipt of a request to file a registration statement with respect to Restricted Stock, a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Restricted Stock in accordance with the intended method of distribution thereof, and use its reasonable efforts to cause such registration statement to become effective; provided that if the Company shall furnish to the Holders making such a request a certificate signed by either the chief financial officer or the chief accounting officer of the Company stating that in such officer's good faith judgment it would be significantly disadvantageous to the Company for such a registration statement to be filed on or before the date filing would be required, the Company shall have an additional period of not more than 90 days within which to file such registration statement and provided further
         (i) that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holders of a majority in number of shares of the Restricted Stock covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (ii) that after the filing of the registration statement, the Company will promptly notify each of the selling Holders of Restricted Stock of any stop order issued or, to the knowledge of the Company, threatened by the SEC and take all reasonable actions to prevent the entry of such stop order or to remove it if entered;

                 (B) in connection with a registration pursuant to Section 1, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days or such shorter period as shall terminate when all shares of Restricted Stock covered by such registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the selling Holders thereof set forth in such registration statement;

                 (C) as soon as reasonably practicable, furnish to each of the selling Holders, prior to filing a registration statement, copies of such registration statement as proposed to be filed,




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         and thereafter furnish to such selling Holders such number of copies of such registration statement, each amendment and supplement thereto (in each case, if specified by such Holder, including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as a selling Holder may reasonably request in order to facilitate the disposition of the Restricted Stock owned by such selling Holder;

                 (D) with reasonable promptness, use its reasonable efforts to register or qualify (or cause to be registered or qualified) such Restricted Stock under such other securities or blue sky laws of such jurisdictions within the United States as any selling Holder (or managing underwriter in the case of an underwritten offering) reasonably (in light of such selling Holder's or managing underwriter's intended plan of distribution) requests and do any and all other acts and things that may be reasonably necessary or advisable to enable such selling Holder to consummate the disposition in such jurisdictions of the Restricted Stock owned by such selling Holder; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection (D), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                 (E) with reasonable promptness, use reasonable efforts to cause the Restricted Stock covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the selling Holder or Holders thereof to consummate the disposition of such Restricted Stock;

                 (F) promptly notify each selling Holder of such Restricted Stock, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event known to the Company requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Restricted Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each selling Holder any such supplement or amendment;

                 (G) in connection with a request pursuant to Section 1, enter into an underwriting agreement in customary form, the form and substance of such underwriting agreement being subject to the reasonable satisfaction of the Company;

                 (H) with reasonable promptness make available for inspection by any selling Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such selling Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as well as access at reasonable times to the Company's executive officers, key employees and independent accountants as shall be reasonably necessary




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         to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested for such purpose by any such Inspector in connection with such registration statement; provided, however, that the selection of any Inspector other than a selling Holder shall be subject to the consent of the Company, which shall not be unreasonably withheld. Each Inspector that actually reviews Records supplied by the Company that include information that the Company determines, in good faith, to be confidential ("Confidential Information") shall be required, prior to any such review, to execute an agreement with the Company providing that such Inspector shall not disclose any Confidential Information unless such disclosure is required by applicable law or legal process. Each selling Holder of Restricted Stock agrees that Confidential Information obtained by it as a result of such inspections shall not be used by it as the basis for any transactions in securities of the Company unless and until such information is made generally available to the public. Each selling Holder of Restricted Stock further agrees that it will, upon learning that disclosure of Confidential Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Confidential Information. Each selling Holder also agrees that the due diligence investigation made by the Inspectors shall be conducted in a manner that will not unreasonably disrupt the operations of the Company or the work performed by the Company's officers and employees;

                 (I) in the event such sale is pursuant to an underwritten offering, use its reasonable efforts to obtain a comfort letter or letters from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter reasonably requests;

                 (J) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

                 (K) with reasonable promptness, use its reasonable efforts to cause all such Restricted Stock to be listed on each securities exchange on which the Common Stock of the Company is then listed, provided that the applicable listing requirements are satisfied.

         Each selling Holder of Restricted Stock agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (F) hereof, such selling Holder will forthwith discontinue disposition of Restricted Stock pursuant to the registration statement covering such Restricted Stock until such selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (F) hereof, and, if so directed by the Company, such selling Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such selling Holder's possession, of the prospectus covering such Restricted Stock current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such




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registration statement shall be maintained effective pursuant to this
Agreement (including the period referred to in subsection (B)) by the number of days during the period from and including the date of the giving of such notice pursuant to subsection (F) hereof to and including the date when each selling Holder of Restricted Stock covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection (F) hereof. Each selling Holder also agrees to notify the Company if any event relating to such selling Holder occurs that would require the preparation of a supplement or amendment to the prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         4.      Conditions and Limitations.

                 (A) The Company's obligations under Section 1 shall be subject to the following limitations:

                          (i) the Company need not file a registration statement either (x) during the period starting with the date 60 days prior to the Company's estimated date of filing of, and ending 90 days after the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or exchange offer or with respect to an employee benefit plan or dividend reinvestment plan), provided that if such Company registration statement is not filed within 90 days after the first date on which the Company notifies a Holder of Restricted Stock that it will delay a Demand Registration pursuant to this clause (x), the Company may not further postpone such Demand Registration pursuant to this clause; or (y) during the period specified in the first proviso of subsection (A) of Section 3;

                          (ii) the Company shall not be required to furnish any audited financial statements other than those audited statements customarily prepared at the end of its fiscal year, or to furnish any unaudited financial information with respect to any period other than its regularly reported interim quarterly periods unless in the absence of such other unaudited financial information the registration statement would contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                          (iii) except as provided in Section 1(B), the Company shall not be required to file more than two Demand Registrations. A registration statement will not count as a Demand Registration until it has become effective; and

                          (iv)    the Company shall have received the
                 information and documents specified in Section 5 and each selling Holder shall have observed or performed its other covenants and conditions contained in such section.

                 (B) The Company's obligation under Section 2 shall be subject to the limitations and conditions specified in such section and in clauses (i), (ii) and (iv) of subsection (A) of




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         this Section 4, and to the condition that the Company may at any time terminate its proposal to register its shares and discontinue its efforts to cause a registration statement to become or remain effective.

         5. Information from and Certain Covenants of Holders of Restricted Stock. The Holders for whom Restricted Stock are to be registered pursuant to this Agreement shall provide to the Company such information regarding the Restricted Stock to be so registered, the Holder and the intended method of disposition of such Restricted Stock as shall reasonably be required in connection with the action to be taken. Any Holder whose Restricted Stock is included in a registration statement pursuant to this Agreement shall execute all consents, powers of attorney, registration statements and other documents reasonably required to be signed by it in order to cause such registration statement to become effective. Each selling Holder covenants that, in disposing of such Holder's shares, such Holder will comply with Rules l0b-2, l0b-6 and l0b-7 of the SEC adopted pursuant to the Exchange Act.

         6. Registration Expenses. All Registration Expenses (as defined herein) will be borne by the Company. Underwriting discounts and commissions applicable to the sale of Restricted Stock shall be borne by each selling Holder of the Restricted Stock to which such discount or commission relates, and each selling Holder shall be responsible for the fees and expenses of any legal counsel, accountants or other agents retained by such selling Holder and all other out-of-pocket expenses incurred by such selling Holder in connection with any registration under this Agreement.

         As used herein, the term Registration Expenses means all expenses incident to the Company's performance of or compliance with this Agreement (whether or not the registration in connection with which such expenses are incurred ultimately becomes effective), including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Restricted Stock), rating agency fees, printing expenses, messenger and delivery expenses incurred by the Company, internal expenses incurred by the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or comfort letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company and the fees and expenses of other persons retained by the Company in connection with such registration.

         7.      Indemnification; Contribution.

                 (A) Indemnification by the Company. The Company agrees to indemnify and hold harmless each selling Holder of Restricted Stock, its officers, directors and agents and each person, if any, who controls such selling Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation)




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         arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Restricted Stock or in any amendment or supplement thereto or in any preliminary prospectus relating to the Restricted Stock, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such selling Holder or on such selling Holder's behalf expressly for use therein and provided further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a copy of the final prospectus was not sent or given to the person asserting any such losses, claims, damages, liabilities or expenses at or prior to the written confirmation of the sale of the Restricted Stock concerned to such person if a final prospectus is made available by the Company on a timely basis. The Company also agrees to include in any underwriting agreement with any underwriters of the Restricted Stock provisions indemnifying and providing for contribution to such underwriters, their officers and directors and each person who controls such underwriters on substantially the same basis as the provisions of this Section 8 indemnifying and providing for contribution to the selling Holders.

                 (B) Indemnification by Holders of Restricted Stock. Each selling Holder agrees to indemnify and hold harmless the Company, its officers, directors and agents and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Restricted Stock or in any amendment or supplement thereto or in any preliminary prospectus relating to the Restricted Stock, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided (i) that such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such selling Holder or on such selling Holder's behalf expressly for use therein, (ii) that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a copy of the final prospectus was not sent or given to the person asserting any such losses, claims, damages, liabilities or expenses at or prior to the written confirmation of the sale of the Restricted Stock concerned to such person, and (iii) that no selling Holder shall be liable for any indemnification under this Section 8 in an aggregate amount that exceeds the total net proceeds (before deducting expenses) received by such selling Holder from the offering. Each selling Holder also agrees to include in any underwriting agreement with underwriters of the Restricted Stock provisions indemnifying and providing for contribution to such




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         underwriters, their officers and directors, and each person who controls such underwriters, on substantially the same basis as the provisions of this Section 7 indemnifying and providing for contribution to the Company.

                 (C) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any indemnified party hereunder in respect of which indemnity may be sought from an indemnifying party, the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party, and shall assume the payment of all expenses. Such indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such indemnified party, or (iii) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying party and paid as incurred; provided that the indemnifying party shall only be responsible for the fees and expenses of one counsel for the indemnified party or parties hereunder. The indemnifying party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding, the indemnifying party agrees to indemnify and hold harmless such indemnified party from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

                 (D) Contribution. If the indemnification provided for in this Section 7 is unavailable to the Company or the selling Holders in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments, in such proportion as is appropriate to reflect the relative fault of each such party in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative fault of each such party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 7(D) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending any such action or claim. Notwithstanding the provisions of this Section 7(D), no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Restricted Stock of such selling Holder were offered to the public exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. Amendments. This Agreement may be amended or modified upon the written consent thereto of the Company and the Holders of not less than 66-2/3% of Restricted Stock.

         9. Assignments. This Agreement shall be binding on and inure to the benefit of the respective successors and assigns of the parties hereto.

         10. Entire Agreement; Governing Law. This Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and all prior or contemporaneous written or oral agreements are merged herein. This Agreement shall be governed by the laws of the State of Delaware.

         11. Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by either party to the other (herein collectively called "Notice") shall be in writing and delivered personally or mailed, postage prepaid, or by telegram or telecopier, as follows:


                                        If to the Company:

                                        First Sierra Financial, Inc.
                                        Texas Commerce Tower, Suite 7050
                                        600 Travis Street
                                        Houston, Texas 77002
                                        Attention:  Thomas J. Depping

                                        If to a Holder, to the address set
                                        forth on Schedule I hereto.


Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by telegram or telecopier shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. Any party or Holder may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

         IN WITNESS WHEREOF, the Company and the Holder have caused this Agreement to be signed by their respective officers thereunto duly authorized.

                                        FIRST SIERRA FINANCIAL, INC.


                                        By: ___________________________________


                                        REDSTONE GROUP, LTD.
                                        BY:  Redstone, Inc., its general partner

                                        By:_____________________________________
                                             David L. Solomon
                                             President



                                        ________________________________________
                                        Thomas J. Depping


                                        ________________________________________
                                        David L. Solomon


                                        ________________________________________
                                        David C. Shindeldecker


                                        ________________________________________
                                        Sandy B. Ho


                                        ________________________________________
                                        Robert H. Quinn, Jr.


                                        ________________________________________
                                        Roy H. Trice, Jr.


                                        ________________________________________
                                        Frederick M. Van Etten

                                        ________________________________________
                                        Dorothy J. Simonds


                                        ________________________________________
                                        Louis J. Depping


                                        ________________________________________
                                        Patricia H. Depping






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